Exhibit 99.2

Form of Proxy for Special Meeting of Stockholders of Woronoco Bancorp, Inc.

		Please mark here if address changes are noted below.		☐

		FOR	AGAINST	ABSTAIN
Item 1 —	To consider and vote on a proposal to approve and adopt the agreement and plan of merger, dated as of December 16, 2004, as it may be amended from time to time, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc., pursuant to which Woronoco will merge with and into Berkshire.	☐	☐	☐

Item 2 —	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve proposal (1)	☐	☐	☐

		YES	NO
I will attend the Special Meeting. If “YES,” please bring photo identification for admission and, if your shares are held in street name, please bring proof of ownership.		☐	☐

Signature(s)	Date:

NOTE: Please sign your name as it appears above. When signing as attorney, executor, administrator, trustee, guardian or officer of a company or other entity, please provide your full title.

☐ FOLD AND DETACH HERE ☐

Please mark, sign and date your proxy card and return it promptly in the enclosed, postage paid envelope.

THANK YOU FOR VOTING.

This Proxy is Solicited on behalf of the Board of Directors

Special Meeting of Stockholders to be held on April 12, 2005

You, the undersigned stockholder, appoint each of William G. Aiken, John B. Davies, Francis J. Ehrhardt, Joseph P. Keenan, Cornelius D. Mahoney, Carmen J. Mascaro, Richard L. Pomeroy, Ann V. Schultz, Norman H. Storey and D. Jeffrey Templeton, your attorney and proxy, with full power of substitution, on your behalf and with all powers you would possess if personally present, to vote all shares of common stock, par value $0.01 per share, of Woronoco Bancorp, Inc. that you would be entitled to vote at the Special Meeting of Stockholders, and all adjournments thereof, to be held at the Springfield Marriott Hotel, the corner of Boland and Columbus Avenues, Springfield, Massachusetts, 01115, at 10:00 a.m. (local time) on April 12, 2005. The shares represented by this proxy will be voted as instructed by you. If not otherwise specified, shares will be voted in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Please sign your name exactly as it appears on this proxy card and mark, date and return it in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a company or other entity, please provide your full title.

Woronoco employees. If you are a Woronoco ESOP or 401(k) Plan participant, you must provide voting instructions to the plan trustees with this proxy card in order for these shares to be voted. Your voting instructions will be held in strict confidence.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

☐ FOLD AND DETACH HERE ☐

[Woronoco Bancorp, Inc. Letterhead]

Dear ESOP Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Special Meeting of Stockholders of Woronoco Bancorp, Inc. to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

As a participant in the Woronoco Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 6, 2005. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by 12:00 p.m., Eastern time, April 8, 2005. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. The Trustee will also vote the shares of Company common stock held in the suspense account under the ESOP in the same proportion as the shares for which the Trustee received voting instructions, subject to its fiduciary duties.

In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than 12:00 p.m., Eastern time, April 8, 2005 to: First Bankers Trust Services, Inc., 2321 Kochs Lane, P.O. Box 4005, Quincy, IL 63205-4005, Attn: Linda Shultz.

Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

Sincerely,

/S/ CORNELIUS D. MAHONEY
Cornelius D. Mahoney Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all shares of Woronoco Bancorp, Inc. (the “Company”) common stock allocated to me under the Woronoco Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

Accordingly, please vote my shares as follows:

1.	To approve and adopt the agreement and plan of merger, dated as of December 16, 2004, as it may be amended from time to time, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc., pursuant to which Woronoco will merge with and into Berkshire.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve proposal (1).

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than 12:00 p.m., Eastern time, April 8, 2005.

[Woronoco Bancorp, Inc. Letterhead]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to Investors Bank and Trust Company (the “Trustee”) on the proposals to be presented at the Special Meeting of Stockholders of Woronoco Bancorp, Inc. to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

As a participant in the Woronoco Savings Bank 401(k) Plan (the “401(k) Plan”), you are entitled to vote all shares of Company common stock allocated to your account as of March 6, 2005. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by 12:00 p.m., Eastern time, April 8, 2005. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your 401(k) Plan, the Trustee will be directed to vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

In order to direct the voting of the shares of Company common stock awarded to you under the 401(k) Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than 12:00 p.m., Eastern time, April 8, 2005 to: Investors Bank & Trust Company, c/o Registrar and Transfer Company, Reorg/Exchange Dept., P.O. Box 645, Cranford, NJ 07016-0645, Attn: 4716 Woronoco Bancorp, Inc.

Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

Sincerely,

/S/ CORNELIUS D. MAHONEY
Cornelius D. Mahoney Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Investors Bank and Trust Company, the Trustee, is the holder of record and custodian of all shares of Woronoco Bancorp, Inc. (the “Company”) common stock allocated to me under the Woronoco Savings Bank 401(k) Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

Accordingly, please vote my shares as follows:

1.	To approve and adopt the agreement and plan of merger, dated as of December 16, 2004, as it may be amended from time to time, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc., pursuant to which Woronoco will merge with and into Berkshire.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve proposal (1).

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The 401(k) Plan Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than 12:00 p.m., Eastern time, April 8, 2005.

Exhibit 99.2 [Woronoco Bancorp, Inc. Letterhead]

Dear 2004 Equity Compensation Plan Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Special Meeting of Stockholders of Woronoco Bancorp, Inc. to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

As a participant in the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan (the “2004 Equity Compensation Plan”), you are entitled to vote all unvested shares of Company common stock held on your behalf by the Trustee of the trust established under the 2004 Equity Compensation Plan as of March 6, 2005. All unvested shares of Company common stock held for the benefit of participants will be voted as directed by participants, so long as participant instructions are received by the Trustee by 12:00 p.m., Eastern Time, April 8, 2005. If you do not direct the Trustee as to how to vote the shares of Company common stock held for your benefit by the Trustee under the terms of the 2004 Equity Compensation Plan, your shares will not be voted.

In order to direct the voting of the unvested shares of Company common stock awarded to you under the 2004 Equity Compensation Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than 12:00 p.m., Eastern Time, April 8, 2005 to:

First Bankers Trust Services, Inc.

2321 Kochs Lane

P. O. Box 4005

Quincy, IL 63205-4005

Attn: Linda Shultz

Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

Sincerely,

/s/ CORNELIUS D. MAHONEY
Cornelius D. Mahoney Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested shares of Woronoco Bancorp, Inc. (the “Company”) common stock held on my behalf under the Woronoco Bancorp, Inc. 2004 Equity Compensation Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

Accordingly, please vote my shares as follows:

1.	To approve and adopt the agreement and plan of merger, dated as of December 16, 2004, as it may be amended from time to time, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc., pursuant to which Woronoco will merge with and into Berkshire.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve proposal (1).

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The 2004 Equity Compensation Plan Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than 12:00 p.m., Eastern Time, April 8, 2005.

[Woronoco Bancorp, Inc. Letterhead]

Dear 1999 Stock-Based Incentive Plan Participant:

On behalf of the Board of Directors of Woronoco Bancorp, Inc. (the “Company”), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Special Meeting of Stockholders of Woronoco Bancorp, Inc. to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

As a participant in the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan (the “1999 Stock-Based Incentive Plan”), you are entitled to vote all unvested shares of Company common stock held for your benefit by the Trustee under the 1999 Stock-Based Incentive Plan as of March 6, 2005. All unvested shares of Company common stock held for the benefit of participants will be voted as directed by participants, so long as participant instructions are received by the Trustee of the trust established by 12:00 p.m., Eastern Time, April 8, 2005. If you do not direct the Trustee as to how to vote the shares of Company common stock held for your benefit by the Trustee under the terms of the 1999 Stock-Based Incentive Plan, your shares will not be voted.

In order to direct the voting of the unvested shares of Company common stock awarded to you under the 1999 Stock-Based Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than 12:00 p.m., Eastern Time, April 8, 2005 to:

First Bankers Trust Services, Inc.

2321 Kochs Lane

P. O. Box 4005

Quincy, IL 63205-4005

Attn: Linda Shultz

Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank.

Sincerely,

/s/ CORNELIUS D. MAHONEY
Cornelius D. Mahoney
Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and custodian of all unvested shares of Woronoco Bancorp, Inc. (the “Company”) common stock held for my benefit under the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on April 12, 2005 relating to the merger of the Company with and into Berkshire Hills Bancorp, Inc.

Accordingly, please vote my shares as follows:

1.	To approve and adopt the agreement and plan of merger, dated as of December 16, 2004, as it may be amended from time to time, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc., pursuant to which Woronoco will merge with and into Berkshire.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve proposal (1).

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The 1999 Stock-Based Incentive Plan Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than 12:00 p.m., Eastern Time, April 8, 2005.